Fourth Quarter 2023 Earnings Exhibit 99.2

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 Third-Party Insurance Business Impact • $71.7M operating loss in 4Q23 ◦ Negatively impacted Adjusted EPS by $0.30. Excluding insurance impact, Adjusted EPS would have been $0.39 per diluted share • 4Q23 decision to exit business • Have reduced insured exposure by almost 75% from peak levels in 4Q22 • Expect to cease operations by end of 1Q24 U.S. Xpress achieved positive Adjusted Operating Income Strength in LTL continues Adjustments • $18.5M in Q4 2023 and $16.2M in Q4 2022 of amortization expense from mergers and acquisitions • $2.2M of impairments in Q4 2023 • $6.5M estimate exposure for certain legal matters and loss contingency in Q4 2023 • $1.1M in other acquisition related expenses in Q4 20231 See GAAP to non-GAAP reconciliation in the schedules following this presentation KNX Q4 2023 Comparative Results 1,744 1,932 4Q22 4Q23 Total Revenue 10.8% 1,516 1,692 4Q22 4Q23 Revenue xFSC 11.6% 4Q22 4Q23 Operating Income (91.0%) 219 47 4Q22 4Q23 Adj. Operating Inc. 1 (78.6%) Net Income (107.2%) 14 4Q22 4Q23 Adj. Net Income 1 (91.0%) 4Q22 4Q23 Earnings Per Share (107.6%) $1.00 4Q22 4Q23 Adj. EPS 1 (91.0%) In m ill io ns In m ill io ns In m ill io ns Third-Party Insurance $71.7M loss in 4Q23 offsets earnings of core business 161 $0.92 ($0.07) 18 203 4Q22 4Q23 (11) 149 $0.09

4 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Truckload and Logistics YTD Revenue excludes the results of USX prior to its acquisition on July 1st 2023 3 Excludes intersegment transactions Q4 2023 FY 2023 Revenue xFSC 3 $ 1,155.7 M $ 4,031.1 M Adjusted Op Income 1 $ 69.9 M $ 314.5 M Adjusted OR 1 93.9% 92.2% ~ 16,433 irregular and 7,198 dedicated tractors Q4 2023 FY 2023 Revenue 3 $ 94.4 M $ 410.5 M Adjusted Op Income 1 ($4.5M) ($10.5M) Adjusted OR 1 104.7% 102.6% ~ 615 tractors, 12,582 containers Q4 2023 FY 2023 Revenue 3 $ 164.5 M $ 577.7 M Adjusted Op Income 1 $ 11.3 M $ 45.0 M Adjusted OR 1 93.1% 92.2 % Q4 2023 FY 2023 Revenue xFSC $ 232.1 M $ 914.6 M Adjusted Op Income 1 $ 33.7 M $ 134.6 M Adjusted OR 1 85.5% 85.3% ~ Approximately 115 Service Centers ~ Terminal door count of 4,551 Truckload 67% LTL 14% Logistics 10% Other 4% Intermodal 5% OTR 45% / Dedicated 22% Segment Overview LTL strength continues while truckload softness persists Truckload 2 Less-than-Truckload Intermodal Logistics 2 Q4 2023 Revenue Diversification

Operating Performance - Truckload

Modest 4Q seasonality, December softer than anticipated

Truckload Financial Metrics

	Q4 2023	Q4 2022	Change
	(Dollars in thousands)		
Revenue xFSC	$1,155,723	$920,817	25.5 %
Operating income	$65,806	$159,366	(58.7 %)
Adjusted Operating Income [1]	$69,942	$159,720	(56.2 %)
Operating ratio	95.1%	85.5%	960 bps
Adjusted Operating Ratio [1]	93.9%	82.7%	1,120 bps

Truckload Operating Statistics

	Q4 2023	Q4 2022	Change
Average revenue per tractor	$48,907	$50,533	(3.2 %)
Average tractors	23,631	18,222	29.7 %
Average trailers	96,085	78,686	22.1 %
Miles per tractor	20,222	18,655	8.4 %

- 93.9% Adjusted Operating Ratio[1] in Q4 2023 compared to 82.7% the previous year
- U.S. Xpress was able to achieve positive Adjusted Operating Income in the fourth quarter
- Inclusion of U.S. Xpress truckload business negatively impacted the Adjusted Operating Ratio by 250 bps
- Ongoing cost actions helped improve our sequential cost per mile and offset insurance and claims headwinds
- 100 bps sequential improvement in Adjusted Operating Ratio including U.S. Xpress

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION U.S. XPRESS BARR-NUNN TransMex INC. S.A. DE C.V. ABILENE MOTOR EXPRESS

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

5 | KNIGHT SWIFT

6 • 85.5% Adjusted Operating Ratio1 in Q4 2023 • Revenue growth 13.8% and Operating Income growth 16.3% • Revenue growth opportunities driven by expanding connected LTL network • Expect to close on 15 additional terminals this month LTL Operating Statistics Q4 2023 Q4 2022 Change LTL shipments per day 19,300 17,254 11.9 % LTL weight per shipment 1,033 1,053 (1.9%) LTL revenue xFSC per hundredweight $16.19 $14.78 9.5 % LTL revenue xFSC per shipment $167.22 $155.66 7.4% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q4 2023 Q4 2022 Change (Dollars in thousands) Revenue xFSC $232,077 $203,996 13.8 % Operating income $29,785 $25,606 16.3 % Adjusted Operating Income 1 $33,705 $29,564 14.0 % Operating ratio 89.2% 89.8% (60 bps) Adjusted Operating Ratio 1 85.5% 85.5% — bps Operating Performance - LTL Volume growth continues, investing for future expansion

7 • 93.1% Adjusted Operating Ratio1 during the quarter • 17.8% Gross margin, 430 bps decrease from prior year • Sequentially revenue was up 3.2% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Logistics Operating Statistics Q4 2023 Q4 2022 Change Revenue per load $1,847 $1,994 (7.4%) Gross margin 17.8% 22.1% (430 bps) Logistics Financial Metrics Q4 2023 Q4 2022 Change (Dollars in thousands) Revenue ex intersegment $164,535 $173,155 (5.0%) Operating income $10,668 $23,133 (53.9%) Adjusted Operating Income 1 $11,278 $23,466 (51.9%) Operating ratio 93.5% 87.1% 640 bps Adjusted Operating Ratio 1 93.1% 86.4% 670 bps Remaining nimble in a challenging environment, U.S. Xpress logistics closing the gap Operating Performance - Logistics Extensive Trailer Network Powers Supply Chains

8 • 104.7% operating ratio during Q4 2023 compared with 94.7% the prior year • 19.7% year-over-year decrease in average revenue per load • 4.2% increase in load counts • Average container count stable sequentially at approximately 12,600 units Intermodal Operating Statistics Q4 2023 Q4 2022 Change Average revenue per load $2,695 $3,358 (19.7%) Load count 35,041 33,624 4.2 % Average tractors 615 619 (0.6%) Average containers 12,582 12,490 0.7 % Intermodal Financial Metrics Q4 2023 Q4 2022 Change (Dollars in thousands) Revenue ex intersegment $94,431 $112,916 (16.4%) Operating (loss) income $(4,453) $5,991 (174.3%) Operating ratio 104.7% 94.7% 1,000 bps Operating Performance - Intermodal Focused on load count growth and improving efficiency of our assets

9 Operating loss driven by Insurance business, exit underway Executing Exit of Third Party Insurance Business • $71.7M operating loss • 4Q23 Management decision to exit business • Have reduced insured exposure by almost 75% from peak levels in 4Q22 • Expect to cease operations by end of 1Q24 Operating Performance - All Other Segments Non-Reportable Financial Metrics Q4 2023 Q4 2022 Change (Dollars in thousands) Revenue $70,288 $131,549 (46.6%) Operating loss $(83,526) $(11,573) (621.7%)

10 Measurable and meaningful progress continues • Rate per mile up mid-single digits sequentially ◦ Eliminated brokers ◦ Improved freight network ◦ Expanding customer diversity • Increased focus on drivers resulting in improved turnover ◦ Built out driver-centric terminal network ◦ Improved driver leader to driver ratio ◦ Implemented more stringent hiring standards ◦ Improved focus on safety and driver retention • Cost per mile improved sequentially • U.S. Xpress continues to deliver on commitments, highly confident in established team U.S. Xpress - Business Update Achieved positive Adjusted Operating Income in Q4, 99.0% Adjusted Operating Ratio

11 • LTL demand remains strong • LTL improvement in revenue (excluding fuel) per hundredweight year-over-year • Truckload - softness anticipated to continue into 1Q 2024, modest seasonality in 2Q 2024 • Truckload - contract rate sequentially stable • Cost inflation continues to be a challenge, though pace eases • Labor alternatives in the general economy remain attractive, providing a headwind to retention and utilization until freight conditions improve • Demand in the used equipment market weakens further as small carriers struggle Market Outlook First Half 2024

12 First Half 2024 Guidance Expected Adjusted EPS to be in the range of: Q1 $0.37 to $0.41 Q2 $0.53 to $0.57 Refer to earnings release for guidance assumptions, to view the earnings release, please visit https://invesor.knight-swift.com/, "Fourth Quarter 2023 Earnings."

Appendix

Non-GAAP Reconciliation

Adjusted Operating Income and Adjusted Operating Ratio [1 2] (Unaudited)

	Quarter Ended December 31,		Year-to-Date December 31,	
	2023	2022	2023	2022
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,931,919	$ 1,743,623	$ 7,141,766	$ 7,428,582
Total operating expenses	(1,913,639)	(1,541,100)	(6,803,613)	(6,336,754)
Operating income	$ 18,280	$ 202,523	$ 338,153	$ 1,091,828
Operating ratio	99.1 %	88.4 %	95.3 %	85.3 %
Non-GAAP Presentation				
Total revenue	$ 1,931,919	$ 1,743,623	$ 7,141,766	$ 7,428,582
Truckload fuel surcharge	(239,740)	(227,849)	(833,597)	(920,417)
Revenue, excluding truckload fuel surcharge	1,692,179	1,515,774	6,308,169	6,508,165
Total operating expenses	1,913,639	1,541,100	6,803,613	6,336,754
Adjusted for:				
Truckload fuel surcharge	(239,740)	(227,849)	(833,597)	(920,417)
Amortization of intangibles [3]	(18,543)	(16,208)	(70,138)	(64,843)
Impairments [4]	(2,236)	—	(2,236)	(810)
Legal accruals and loss contingencies [5]	(6,544)	—	(7,694)	(415)
Transaction fees [6]	—	—	(6,868)	—
Other acquisition related expenses [7]	(1,151)	—	(7,697)	—
Severance expense [8]	—	—	(5,151)	—
Change in fair value of deferred earnout [9]	—	—	3,359	—
Adjusted Operating Expenses	1,645,425	1,297,043	5,873,591	5,350,269
Adjusted Operating Income	$ 46,754	$ 218,731	$ 434,578	$ 1,157,896
Adjusted Operating Ratio	97.2 %	85.6 %	93.1 %	82.2 %

14
KNIGHT SWIFT

15 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of U.S. Xpress and its subsidiaries prior to its acquisition by Knight-Swift on July 1, 2023 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions. 4 "Impairments" reflects the non-cash impairment: • 2023 impairments related to certain revenue equipment held for sale (within the Truckload segment) and terminated software projects (recorded within our All Other Segments, specifically related to our third-party insurance business). • 2022 impairment of building improvements (within our All Other Segments). 5 "Legal accruals and loss contingencies" are included in "Insurance and claims" and "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • During the fourth quarter of 2023, the Company recorded estimated exposure for various legal matters. Additionally, the Company identified a probable loss contingency related to our third-party carrier insurance business included within our All Other segments. During the second and third quarters of 2023, legal expense reflects the increased estimated exposures for various accrued legal matters based on recent settlement agreements. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. • During the second and third quarters of 2022, the company decreased the estimated exposure related to a certain legal matters previously identified as probable and estimable in prior periods based on a recent settlement agreements. Additional 2022 legal costs relate to certain lawsuits arising from employee and contract related matters. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 acquisition of U.S. Xpress. The transaction fees are primarily included within "Miscellaneous operating expenses" and "Salaries, Wages, and benefits" and with smaller amounts included in other line items in the condensed statements of comprehensive income. 7 "Other acquisition related expenses" represents one-time expenses associated with the U.S. Xpress acquisition, including certain severance expense, including the acceleration of stock compensation as well as other operating expenses. These are primarily included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 8 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 9 "Change in fair value of deferred earnout" reflects the benefits for the change in fair value of deferred earnouts related to various acquisitions in the prior years, which are recorded in "Miscellaneous operating expenses." Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2023 2022 2023 2022 (Dollars in thousands, except per share data) GAAP: Net (loss) income attributable to Knight-Swift $ (10,655) $ 148,701 $ 217,149 $ 771,325 Adjusted for: Income tax expense attributable to Knight-Swift 1,294 42,445 54,768 249,388 (Loss) income before income taxes attributable to Knight-Swift (9,361) 191,146 271,917 1,020,713 Amortization of intangibles 3 18,543 16,208 70,138 64,843 Impairments 4 2,236 — 2,236 810 Legal accruals and loss contingencies 5 6,544 — 7,694 415 Transaction fees 6 — — 6,868 — Other acquisition related expenses 7 1,151 — 7,697 — Severance expense 8 — — 5,151 — Change in fair value of deferred earnout 9 — — (3,359) — Adjusted income before income taxes 19,113 207,354 368,342 1,086,781 Provision for income tax expense at effective rate 10 (4,645) (46,177) (89,603) (265,585) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 14,468 $ 161,177 $ 278,739 $ 821,196 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 For the fourth quarter and year-to-date of 2023, an effective tax rate of 24.3% was applied in our Adjusted EPS calculation. The change in the effective tax rate was primarily impacted by the change in pre-tax income based on the adjustments presented in Adjusted Net Income Attributable to Knight-Swift. For the year-to-date 2023, the effective tax rate was normalized to exclude the third quarter 2023 tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

17 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2023 2022 2023 2022 GAAP: (Loss) earnings per diluted share $ (0.07) $ 0.92 $ 1.34 $ 4.73 Adjusted for: Income tax expense attributable to Knight-Swift 0.01 0.26 0.34 1.53 (Loss) income before income taxes attributable to Knight-Swift (0.06) 1.18 1.68 6.25 Amortization of intangibles 3 0.11 0.10 0.43 0.40 Impairments 4 0.01 — 0.01 — Legal accruals and loss contingencies 5 0.04 — 0.05 — Transaction fees 6 — — 0.04 — Other acquisition related expenses 7 0.01 — 0.05 — Severance expense 8 — — 0.03 — Change in fair value of deferred earnout 9 — — (0.02) — Adjusted income before income taxes 0.12 1.28 2.28 6.66 Provision for income tax expense at effective rate 10 (0.03) (0.29) (0.55) (1.63) Non-GAAP: Adjusted EPS $ 0.09 $ 1.00 $ 1.72 $ 5.03 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 9. 10 For the fourth quarter and year-to-date of 2023, an effective tax rate of 24.3% was applied in our Adjusted EPS calculation. The change in the effective tax rate was primarily impacted by the change in pre-tax income based on the adjustments presented in Adjusted Net Income Attributable to Knight-Swift. For the year-to-date 2023, the effective tax rate was normalized to exclude the third quarter 2023 tax benefit from the partial release of the pre-acquisition allowance associated with the U.S. Xpress net operating loss and tax credit carryforward benefits. Non-GAAP Reconciliation

18 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, Truckload Segment 2 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 1,351,970 $ 1,101,040 $ 4,698,655 $ 4,531,115 Total operating expenses (1,286,164) (941,674) (4,400,678) (3,784,534) Operating income $ 65,806 $ 159,366 $ 297,977 $ 746,581 Operating ratio 95.1% 85.5% 93.7% 83.5 % Non-GAAP Presentation Total revenue $ 1,351,970 $ 1,101,040 $ 4,698,655 $ 4,531,115 Fuel surcharge (195,940) (179,878) (665,711) (718,155) Intersegment transactions (307) (345) (1,890) (1,361) Revenue, excluding fuel surcharge and intersegment transactions 1,155,723 920,817 4,031,054 3,811,599 Total operating expenses 1,286,164 941,674 4,400,678 3,784,534 Adjusted for: Fuel surcharge (195,940) (179,878) (665,711) (718,155) Intersegment transactions (307) (345) (1,890) (1,361) Amortization of intangibles 3 (2,329) (354) (5,576) (1,325) Impairments 4 (656) — (656) — Other acquisition related expenses 5 (1,151) — (7,697) — Severance 6 — — (2,636) — Adjusted Operating Expenses 1,085,781 761,097 3,716,512 3,063,693 Adjusted Operating Income $ 69,942 $ 159,720 $ 314,542 $ 747,906 Adjusted Operating Ratio 93.9% 82.7% 92.2% 80.4% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, LTL Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 275,877 $ 251,967 $ 1,082,454 $ 1,069,554 Total operating expenses (246,092) (226,361) (963,574) (942,945) Operating income $ 29,785 $ 25,606 $ 118,880 $ 126,609 Operating ratio 89.2% 89.8% 89.0% 88.2 % Non-GAAP Presentation Total revenue $ 275,877 $ 251,967 $ 1,082,454 $ 1,069,554 Fuel surcharge (43,800) (47,971) (167,886) (202,262) Revenue, excluding fuel surcharge 232,077 203,996 914,568 867,292 Total operating expenses 246,092 226,361 963,574 942,945 Adjusted for: Fuel surcharge (43,800) (47,971) (167,886) (202,262) Amortization of intangibles 2 (3,920) (3,958) (15,680) (15,930) Adjusted Operating Expenses 198,372 174,432 780,008 724,753 Adjusted Operating Income $ 33,705 $ 29,564 $ 134,560 $ 142,539 Adjusted Operating Ratio 85.5% 85.5% 85.3% 83.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions. Non-GAAP Reconciliation

20 Quarter Ended December 31, Year-to-Date December 31, Logistics Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 164,535 $ 179,333 $ 582,250 $ 920,707 Total operating expenses (153,867) (156,200) (538,832) (786,765) Operating income $ 10,668 $ 23,133 $ 43,418 $ 133,942 Operating ratio 93.5% 87.1% 92.5% 85.5 % Non-GAAP Presentation Total revenue $ 164,535 $ 179,333 $ 582,250 $ 920,707 Intersegment transactions — (6,178) (4,555) (10,098) Revenue, excluding intersegment transactions 164,535 173,155 577,695 910,609 Total operating expenses 153,867 156,200 538,832 786,765 Adjusted for: Intersegment transactions — (6,178) (4,555) (10,098) Amortization of intangibles 2 (610) (333) (1,613) (1,336) Adjusted Operating Expenses 153,257 149,689 532,664 775,331 Adjusted Operating Income $ 11,278 $ 23,466 $ 45,031 $ 135,278 Adjusted Operating Ratio 93.1% 86.4% 92.2% 85.1 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition. Non-GAAP Reconciliation

21 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, Intermodal Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 94,431 $ 112,916 $ 410,549 $ 485,786 Total operating expenses (98,884) (106,925) (421,056) (437,619) Operating (loss) income $ (4,453) $ 5,991 $ (10,507) $ 48,167 Operating ratio 104.7% 94.7% 102.6% 90.1 % Non-GAAP Presentation Total revenue $ 94,431 $ 112,916 $ 410,549 $ 485,786 Intersegment transactions — — — (47) Revenue, excluding intersegment transactions 94,431 112,916 410,549 485,739 Total operating expenses 98,884 106,925 421,056 437,619 Adjusted for: Intersegment transactions — — — (47) Adjusted Operating Expenses 98,884 106,925 421,056 437,572 Adjusted Operating (Loss) Income $ (4,453) $ 5,991 $ (10,507) $ 48,167 Adjusted Operating Ratio 104.7% 94.7% 102.6% 90.1% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation